UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 13, 2019
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PARKER DRILLING COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-7573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

(281) 406-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PKD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 13, 2019, Parker Drilling Company (“Parker” or the “Company”) entered into indemnification agreements, in substantially the form attached as Exhibit 10.1 to this Current Report on Form 8-K (the “Indemnification Agreement”), with each director serving on the Company’s board of directors (the “Board”), each current executive officer of the Company or the Company’s direct and indirect subsidiaries (together, “Subsidiaries”) and each current member of the governing bodies of the Company’s Subsidiaries (each, an “Indemnitee”). Each Indemnification Agreement entered into with, or on behalf of, any Indemnitee replaces and supersedes any prior indemnification agreement entered into between the Company (or any Subsidiary) and such Indemnitee to the extent such Indemnitee was a party to the Company’s or any Subsidiary’s prior form of indemnification agreement. The Indemnification Agreement is intended for use by the Company for indemnification agreements entered into by the Company with, or on behalf of, any Indemnitee on or after June 13, 2019.
Under each Indemnification Agreement, the Company agrees to indemnify, to the fullest extent permitted by the General Corporation Law of the State of Delaware (or any replacement or successor statute), each Indemnitee party thereto against any and all Expenses (as defined in the Indemnification Agreement) and Losses (as defined in the Indemnification Agreement) if, by reason of such Indemnitee’s status as a current or former director, officer, employee, partner, member, manager, trustee, fiduciary or agent of the Company or any other entity on behalf of which such Indemnitee is or was serving at the request of the Company or any Subsidiary, if such Indemnitee is, or is threatened to be made a party to or participant in, a claim, action, suit, investigation or other proceeding. The Indemnification Agreement also provides for, among other things, the advancement by the Company of expenses actually and reasonably paid or incurred by an Indemnitee (whether prior to or after final disposition of any claim or proceeding), subject to reimbursement of such expenses advance by such Indemnitee in the event such Indemnitee is ultimately determined, after final disposition of a claim or proceeding, not to be entitled to indemnification. In addition, the Indemnification Agreement provides procedures for the determination of an Indemnitee’s right to receive indemnification and the advancement of expenses.
The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the form of the Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is furnished herewith:

Number	Exhibit

10.1	Form of Indemnification Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: June 13, 2019	By:	/s/ Michael W. Sumruld
Name: Michael W. Sumruld
Title: Senior Vice President and Chief Financial Officer